EXHIBIT 99.1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors
Reliance Steel & Aluminum Co.
     We have audited the accompanying consolidated balance sheets of Reliance Steel & Aluminum Co. and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2005. Our audits also included the financial statement schedule listed in the Index at Item 15(a). These financial statements and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Reliance Steel & Aluminum Co. and subsidiaries at December 31, 2005 and 2004, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.
     We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of Reliance Steel & Aluminum Co.’s internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 10, 2006 expressed an unqualified opinion thereon.

/s/ ERNST & YOUNG LLP
Los Angeles, California
March 10, 2006, except for Note 14, as to which
the date is December 29, 2006

Note 14.	Condensed Consolidating Financial Statements
     In November 2006, the Company issued senior unsecured notes for an aggregate principal amount of $600 million at fixed interest rates that are guaranteed by certain of its wholly owned domestic subsidiaries. The accompanying combined and consolidating financial information has been prepared and presented pursuant to Rule 3-10 of SEC Regulation S-X “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or being Registered.” The guarantees are full and unconditional and joint and several obligations of each of the guarantor subsidiaries. There are no significant restrictions on the ability of the Company to obtain funds from any of the guarantor subsidiaries by dividends or loan. The supplemental consolidating financial information has been presented in lieu of separate financial statements of the guarantors as such separate financial statements are not considered meaningful.
     Consolidating financial information related to the Company, its guarantor subsidiaries and non-guarantor subsidiaries as of December 31, 2005, and 2004 and for each of the three years in the period ended December 31, 2005 is shown below:
Condensed Consolidating Balance Sheet
As of December 31, 2005
(amounts in thousands)

			Non-
		Guarantor	Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Assets
Cash and cash equivalents	$(7,912)	$35,717	$7,217	$—	$35,022
Accounts receivable, less allowance for doubtful accounts	70,533	288,372	12,640	(1,614)	369,931
Inventories	58,659	304,318	24,408	—	387,385
Prepaid expenses and other current assets	110	15,659	3,240	—	19,009
Deferred income taxes	—	35,868	133	—	36,001

Total current assets	121,390	679,934	47,638	(1,614)	847,348

Investments in subsidiaries	571,358	989,050	—	(1,560,408)	—
Property, plant and equipment, net	66,692	403,405	9,622	—	479,719
Goodwill	12,437	372,293	—	—	384,730
Intangible assets, net	906	43,442	36	—	44,384
Intercompany receivables	212,919	—	—	(212,919)	—
Other assets	552	12,653	148	(464)	12,889

Total assets	$986,254	$2,500,777	$57,444	$(1,775,405)	$1,769,070

Liabilities & Shareholders’ Equity
Accounts payable	$35,241	$146,322	$4,494	$(1,614)	$184,443
Accrued compensation and retirement costs	8,418	42,023	1,913	—	52,354
Other current liabilities	6,310	38,657	1,994	—	46,961
Current maturities of long-term debt	49,200	325	—	—	49,525
Current maturities of capital lease obligations	—	536	—	—	536

Total current liabilities	99,169	227,863	8,401	(1,614)	333,819

Long-term debt	300,050	1,225	—	—	301,275
Intercompany borrowings	—	190,264	22,655	(212,919)	—
Deferred taxes and other long-term liabilities	—	104,125	604	(618)	104,111

Total shareholders’ equity	587,035	1,977,300	25,784	(1,560,254)	1,029,865

Total liabilities and shareholders’ equity	$986,254	$2,500,777	$57,444	$(1,775,405)	$1,769,070

Condensed Consolidating Balance Sheet
As of December 31, 2004
(amounts in thousands)

			Non-
		Guarantor	Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Assets
Cash and cash equivalents	$(10,638)	$21,084	$1,213	$—	$11,659
Accounts receivable, less allowance for doubtful accounts	73,114	247,953	10,463	(1,539)	329,991
Inventories	73,988	256,922	18,869	—	349,779
Prepaid expenses and other current assets	171	11,749	5,296	—	17,216
Deferred income taxes	—	24,584	—	—	24,584

Total current assets	136,635	562,292	35,841	(1,539)	733,229

Investments in subsidiaries	570,159	877,388	—	(1,447,547)	—
Property, plant and equipment, net	67,181	382,792	8,840	—	458,813
Goodwill	12,436	329,344	—	—	341,780
Intangible assets, net	1,245	15,368	60	—	16,673
Intercompany receivables	196,027	—	—	(196,027)	—
Other assets	45	12,721	70	—	12,836

Total assets	$983,728	$2,179,905	$44,811	$(1,645,113)	$1,563,331

Liabilities & Shareholders’ Equity
Accounts payable	$28,301	$110,700	$4,840	$(1,539)	$142,302
Accrued compensation and retirement costs	7,628	40,702	1,629	—	49,959
Other current liabilities	8,238	26,716	1,063	—	36,017
Current maturities of long-term debt	46,150	250	—	—	46,400

Total current liabilities	90,317	178,368	7,532	(1,539)	274,678

Long-term debt	349,300	31,550	—	—	380,850
Intercompany borrowings	—	175,118	20,909	(196,027)	—
Deferred taxes and other long-term liabilities	—	85,274	518	(541)	85,251

Total shareholders’ equity	544,111	1,709,595	15,852	(1,447,006)	822,552

Total liabilities and shareholders’ equity	$983,728	$2,179,905	$44,811	$(1,645,113)	$1,563,331

Condensed Consolidating Statement of Income
For the year ended December 31, 2005
(amounts in thousands)

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$736,804	$2,571,386	$77,385	$(18,524)	$3,367,051
Other income, net	435	12,625	(18)	(9,371)	3,671

	737,239	2,584,011	77,367	(27,895)	3,370,722
Costs and expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	538,970	1,874,035	54,601	(18,606)	2,449,000
Warehouse, delivery, selling, general and administrative	112,820	384,945	13,862	(3,722)	507,905
Depreciation and amortization	6,924	39,157	550	—	46,631
Interest	26,513	3,924	352	(5,567)	25,222

	685,227	2,302,061	69,365	(27,895)	3,028,758

Income before minority interest and income taxes	52,012	281,950	8,002	—	341,964
Minority interest	—	(8,666)	(86)	—	(8,752)
Equity in earnings of subsidiaries	171,196	2,128	—	(173,324)	—

Income from continuing operations before income taxes	223,208	275,412	7,916	(173,324)	333,212
Provision for income taxes	19,900	105,650	2,225	—	127,775

Net income	$203,308	$169,762	$5,691	$(173,324)	$205,437

Condensed Consolidating Statement of Income
For the year ended December 31, 2004
(amounts in thousands)

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$711,020	$2,190,330	$57,305	$(15,621)	$2,943,034
Other income, net	1,141	13,795	741	(11,509)	4,168

	712,161	2,204,125	58,046	(27,130)	2,947,202
Costs and expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	514,534	1,572,436	39,581	(15,703)	2,110,848
Warehouse, delivery, selling, general and administrative	115,039	362,699	11,697	(5,548)	483,887
Depreciation and amortization	7,280	36,731	616	—	44,627
Interest	26,869	7,318	382	(5,879)	28,690

	663,722	1,979,184	52,276	(27,130)	2,668,052

Income before minority interest and income taxes	48,439	224,941	5,770	—	279,150
Minority interest	—	(8,193)	(989)	—	(9,182)
Equity in earnings of subsidiaries	139,988	(728)	—	(139,260)	—

Income from continuing operations before income taxes	188,427	216,020	4,781	(139,260)	269,968
Provision for income taxes	17,971	80,032	2,237	—	100,240

Net income	$170,456	$135,988	$2,544	$(139,260)	$169,728

Condensed Consolidating Statement of Income
For the year ended December 31, 2003
(amounts in thousands)

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$488,411	$1,378,929	$26,896	$(11,303)	$1,882,933
Other income, net	1,044	9,952	160	(8,319)	2,837

	489,455	1,388,881	27,056	(19,622)	1,885,770
Costs and expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	357,680	1,005,136	20,977	(11,483)	1,372,310
Warehouse, delivery, selling, general and administrative	98,175	293,579	7,930	(3,757)	395,927
Depreciation and amortization	7,849	27,493	1,528	—	36,870
Interest	24,520	6,118	489	(4,382)	26,745

	488,224	1,332,326	30,924	(19,622)	1,831,852

Income before minority interest and income taxes	1,231	56,555	(3,868)	—	53,918
Minority interest	—	1,394	(456)	—	938
Equity in earnings of subsidiaries	33,715	(466)	—	(33,249)	—

Income from continuing operations before income taxes	34,946	57,483	(4,324)	(33,249)	54,856
Provision for income taxes	467	22,113	(1,734)	—	20,846

Net income	$34,479	$35,370	$(2,590)	$(33,249)	$34,010

Condensed Consolidating Cash Flow Statement
For the year ended December 31, 2005
(amounts in thousands)

			Non-
		Guarantor	Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Cash Flows from operating activities:
Net income (loss)	$203,308	$169,763	$5,690	$(173,324)	$205,437
Equity in earnings of subsidiaries	(171,196)	(2,128)	—	173,324	—
Adjustments to reconcile net income to cash provided by (used in) operating activities	141,458	(75,778)	1,102	—	66,782

Cash provided by (used in) operating activities	173,570	91,857	6,792	—	272,219

Cash Flows from investing activities:
Purchases of property, plant and equipment, net	(6,229)	(45,058)	(2,453)	—	(53,740)
Acquisitions of metals service centers and net asset purchases of metals service centers, net of cash acquired	(94,377)	—	—	—	(94,377)
Intercompany loan repayments (advances), net	(16,892)	—	—	16,892	—
Other investing activities, net	1,485	—	—	—	1,485

Cash provided by (used in) investing activities	(116,013)	(45,058)	(2,453)	16,892	(146,632)

Cash Flows from financing activities:
Net borrowings (repayments) of long-term debt	(46,200)	(47,311)	—	—	(93,511)
Dividends paid	(12,530)	—	—	—	(12,530)
Intercompany borrowings (repayments)	—	15,145	1,747	(16,892)	—
Other financing activities	3,898	—	—	—	3,898

Cash provided by (used in) financing activities	(54,832)	(32,166)	1,747	(16,892)	(102,143)
Effect of exchange rate changes on cash and cash equivalents	—	—	(81)	—	(81)

Increase (decrease) in cash and cash equivalents	2,725	14,633	6,005	—	23,363
Cash and cash equivalents at beginning of period	(10,637)	21,083	1,213	—	11,659

Cash and cash equivalents at end of period	$(7,912)	$35,716	$7,218	$—	$35,022

Condensed Consolidating Cash Flow Statement
For the year ended December 31, 2004
(amounts in thousands)

			Non-
		Guarantor	Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Cash Flows from operating activities:
Net income (loss)	$170,457	$135,987	$2,544	$(139,260)	$169,728
Equity in earnings of subsidiaries	(139,988)	728	—	139,260	—
Adjustments to reconcile net income to cash provided by (used in) operating activities	(4,130)	(39,547)	(4,283)	—	(47,960)

Cash provided by (used in) operating activities	26,339	97,168	(1,739)	—	121,768

Cash Flows from investing activities:
Purchases of property, plant and equipment, net	(4,496)	(30,040)	(1,446)	—	(35,982)
Tax reimbursements made related to prior acquisition	(16,475)	—	—	—	(16,475)
Intercompany loan repayments (advances), net	5,441	—	—	(5,441)	—
Other investing activities, net	2,808	—	—	—	2,808

Cash provided by (used in) investing activities	(12,722)	(30,040)	(1,446)	(5,441)	(49,649)

Cash Flows from financing activities:
Net borrowings (repayments) of long-term debt	(22,150)	(42,250)	—	—	(64,400)
Dividends paid	(8,448)	—	—	—	(8,448)
Intercompany borrowings (repayments)	—	(6,717)	1,276	5,441	—
Other financing activities	8,657	—	—	—	8,657

Cash provided by (used in) financing activities	(21,941)	(48,967)	1,276	5,441	(64,191)
Effect of exchange rate changes on cash and cash equivalents	—	—	1,565	—	1,565

Increase (decrease) in cash and cash equivalents	(8,324)	18,161	(344)	—	9,493
Cash and cash equivalents at beginning of period	(2,313)	2,922	1,557	—	2,166

Cash and cash equivalents at end of period	$(10,637)	$21,083	$1,213	$—	$11,659

Condensed Consolidating Cash Flow Statement
For the year ended December 31, 2003
(amounts in thousands)

			Non-
		Guarantor	Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Cash Flows from operating activities:
Net income (loss)	$34,477	$35,372	$(2,590)	$(33,249)	$34,010
Equity in earnings of subsidiaries	(33,715)	466	—	33,249	—
Adjustments to reconcile net income to cash provided by (used in) operating activities	255,931	(184,428)	2,307	—	73,810

Cash provided by (used in) operating activities	256,693	(148,590)	(283)	—	107,820

Cash Flows from investing activities:
Purchases of property, plant and equipment, net	(2,290)	(17,292)	(1,327)	—	(20,909)
Acquisitions of metals service centers and net asset purchases of metals service centers, net of cash acquired	(245,850)	—	—	—	(245,850)
Intercompany loan repayments (advances), net	(147,238)	—	—	147,238	—
Other investing activities, net	3,020	—	—	—	3,020

Cash provided by (used in) investing activities	(392,358)	(17,292)	(1,327)	147,238	(263,739)

Cash Flows from financing activities:
Net borrowings (repayments) of long-term debt	134,850	12,395	—	—	147,245
Dividends paid	(7,643)	—	—	—	(7,643)
Intercompany borrowings (repayments)	—	145,651	1,587	(147,238)	—
Other financing activities	8,706	—	—	—	8,706

Cash provided by (used in) financing activities	135,913	158,046	1,587	(147,238)	148,308
Effect of exchange rate changes on cash and cash equivalents	—	—	472	—	472

Increase (decrease) in cash and cash equivalents	248	(7,836)	449	—	(7,139)
Cash and cash equivalents at beginning of period	(2,561)	10,759	1,107	—	9,305

Cash and cash equivalents at end of period	$(2,313)	$2,923	$1,556	$—	$2,166

     Unaudited consolidating financial information related to the Company, its guarantor subsidiaries and non-guarantor subsidiaries as of September 30, 2006 and for the three and nine-month periods ended September 30, 2006 and 2005, respectively, is reflected below.
Unaudited Condensed Consolidating Balance Sheet
As of September 30, 2006
(amounts in thousands)

			Non-
		Guarantor	Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Assets
Cash and cash equivalents	$(17,448)	$27,695	$11,794	$—	$22,041
Accounts receivable, less allowance for doubtful accounts	96,243	616,694	36,954	(3,941)	745,950
Inventories	116,178	829,670	41,657	—	987,505
Prepaid expenses and other current assets	—	18,885	726	—	19,611
Deferred income taxes	—	35,482	142	—	35,624

Total current assets	194,973	1,528,426	91,273	(3,941)	1,810,731

Investments in subsidiaries	590,191	1,986,657	—	(2,576,848)	—
Property, plant and equipment, net	88,065	632,954	15,161	—	736,180
Goodwill	15,328	741,633	2,704	—	759,665
Intangible assets, net	1,120	350,513	26	—	351,659
Intercompany receivables	504,925	—	—	(504,925)	—
Other assets	526	72,777	1,611	(464)	74,450

Total assets	$1,395,128	$5,312,960	$110,775	$(3,086,178)	$3,732,685

Liabilities & Shareholders’ Equity
Accounts payable	$47,792	$302,446	$31,439	$(3,941)	$377,736
Accrued compensation and retirement costs	4,958	74,150	3,301	—	82,409
Other current liabilities	15,110	89,745	3,275	—	108,130
Current maturities of long-term debt	44,200	51,040	1,118	—	96,358
Current maturities of capital lease obligations	—	553	—	—	553

Total current liabilities	112,060	517,934	39,133	(3,941)	665,186

Long-term debt	279,850	873,151	—	—	1,153,001
Intercompany borrowings	—	493,400	11,525	(504,925)	—
Deferred taxes and other long-term liabilities	—	239,864	1,443	—	241,307

Total shareholders’ equity	1,003,218	3,188,611	58,674	(2,577,312)	1,673,191

Total liabilities and shareholders’ equity	$1,395,128	$5,312,960	$110,775	$(3,086,178)	$3,732,685

Unaudited Condensed Consolidating Statement of Income
For the nine months ended September 30, 2006
(amounts in thousands)

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$650,784	$3,405,578	$145,017	$(27,963)	$4,173,416
Other income, net	833	12,616	1,266	(11,074)	3,641

	651,617	3,418,194	146,283	(39,037)	4,177,057
Costs and expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	462,988	2,505,950	110,376	(28,025)	3,051,289
Warehouse, delivery, selling, general and administrative	90,514	475,642	23,979	(3,117)	587,018
Depreciation and amortization	5,475	39,000	657	—	45,132
Interest	18,309	31,123	459	(7,895)	41,996

	577,286	3,051,715	135,471	(39,037)	3,725,435

Income before minority interest and income taxes	74,331	366,479	10,812	—	451,622
Minority interest	—	(104)	(123)	—	(227)
Equity in earnings of subsidiaries	221,358	3,820	—	(225,178)	—

Income from continuing operations before income taxes	295,689	370,195	10,689	(225,178)	451,395
Provision for income taxes	19,645	148,099	3,786	—	171,530

Net income	$276,044	$222,096	$6,903	$(225,178)	$279,865

Unaudited Condensed Consolidating Statement of Income
For the nine months ended September 30, 2005
(amounts in thousands)

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$560,049	$1,893,463	$57,857	$(12,996)	$2,498,373
Other income, net	359	10,291	(36)	(7,905)	2,709

	560,408	1,903,754	57,821	(20,901)	2,501,082
Costs and expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	408,317	1,395,440	40,774	(13,057)	1,831,474
Warehouse, delivery, selling, general and administrative	83,240	285,254	10,297	(3,178)	375,613
Depreciation and amortization	5,200	29,208	398	—	34,806
Interest	20,197	3,504	255	(4,666)	19,290

	516,954	1,713,406	51,724	(20,901)	2,261,183

Income before minority interest and income taxes	43,454	190,348	6,097	—	239,899
Minority interest	—	(6,271)	—	—	(6,271)
Equity in earnings of subsidiaries	109,821	933	—	(110,754)	—

Income from continuing operations before income taxes	153,275	185,010	6,097	(110,754)	233,628
Provision for income taxes	9,359	76,750	2,670	—	88,779

Net income	$143,916	$108,260	$3,427	$(110,754)	$144,849

Unaudited Condensed Consolidating Statement of Income
For the three months ended September 30, 2006
(amounts in thousands)

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$225,595	$1,352,067	$58,177	$(9,631)	$1,626,208
Other income, net	91	5,768	836	(4,708)	1,987

	225,686	1,357,835	59,013	(14,339)	1,628,195
Costs and expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	160,017	998,890	44,884	(9,652)	1,194,139
Warehouse, delivery, selling, general and administrative	31,572	183,652	10,568	(1,089)	224,703
Depreciation and amortization	1,893	14,336	282	—	16,511
Interest	6,221	16,580	151	(3,598)	19,354

	199,703	1,213,458	55,885	(14,339)	1,454,707

Income before minority interest and income taxes	25,983	144,377	3,128	—	173,488
Minority interest	—	(33)	(62)	—	(95)
Equity in earnings of subsidiaries	87,161	1,145	—	(88,306)	—

Income from continuing operations before income taxes	113,144	145,489	3,066	(88,306)	173,393
Provision for income taxes	6,786	58,251	851	—	65,888

Net income	$106,358	$87,238	$2,215	$(88,306)	$107,505

Unaudited Condensed Consolidating Statement of Income
For the three months ended September 30, 2005
(amounts in thousands)

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$186,295	$668,524	$19,927	$(4,622)	$870,124
Other income, net	86	3,554	121	(2,416)	1,345

	186,381	672,078	20,048	(7,038)	871,469
Costs and expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	136,968	494,197	14,873	(4,642)	641,396
Warehouse, delivery, selling, general and administrative	28,031	99,003	4,187	(961)	130,260
Depreciation and amortization	1,716	9,713	108	—	11,537
Interest	6,771	1,352	95	(1,435)	6,783

	173,486	604,265	19,263	(7,038)	789,976

Income before minority interest and income taxes	12,895	67,813	785	—	81,493
Minority interest	—	(1,755)	—	—	(1,755)
Equity in earnings of subsidiaries	38,976	96	—	(39,072)	—

Income from continuing operations before income taxes	51,871	66,154	785	(39,072)	79,738
Provision for income taxes	2,529	27,344	428	—	30,301

Net income	$49,342	$38,810	$357	$(39,072)	$49,437

Unaudited Condensed Consolidating Cash Flow Statement
For the nine months ended September 30, 2006
(amounts in thousands)

			Non-
		Guarantor	Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Cash Flows from operating activities:
Net income (loss)	$276,044	$222,097	$6,902	$(225,178)	$279,865
Equity in earnings of subsidiaries	(221,358)	(3,820)	—	225,178	—
Adjustments to reconcile net income to cash provided by (used in) operating activities	815,448	(1,093,787)	10,003	—	(268,336)

Cash provided by (used in) operating activities	870,134	(875,510)	16,905	—	11,529

Cash Flows from investing activities:
Purchases of property, plant and equipment, net	(17,966)	(64,245)	(2,509)	—	(84,720)
Acquisitions of metals service centers and net asset purchases of metals service centers, net of cash acquired	(538,714)	(20,679)	—	—	(559,393)
Intercompany loan repayments (advances), net	(292,005)	—	—	292,005	—
Other investing activities, net	2,272	—	—	—	2,272

Cash provided by (used in) investing activities	(846,413)	(84,924)	(2,509)	292,005	(641,841)

Cash Flows from financing activities:
Net borrowings (repayments) of long-term debt	(25,200)	649,275	1,118	—	625,193
Dividends paid	(11,608)	—	—	—	(11,608)
Intercompany borrowings (repayments)	—	303,136	(11,131)	(292,005)	—
Other financing activities	3,552	—	—	—	3,552

Cash provided by (used in) financing activities	(33,256)	952,411	(10,013)	(292,005)	617,137
Effect of exchange rate changes on cash and cash equivalents	—	—	194	—	194

Increase (decrease) in cash and cash equivalents	(9,535)	(8,023)	4,577	—	(12,981)
Cash and cash equivalents at beginning of period	(7,912)	35,717	7,217	—	35,022

Cash and cash equivalents at end of period	$(17,447)	$27,694	$11,794	$—	$22,041

Unaudited Condensed Consolidating Cash Flow Statement
For the nine months ended September 30, 2005
(amounts in thousands)

			Non-
		Guarantor	Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Cash Flows from operating activities:
Net income (loss)	$143,916	$108,260	$3,427	$(110,754)	$144,849
Equity in earnings of subsidiaries	(109,821)	(933)	—	110,754	—
Adjustments to reconcile net income to cash provided by (used in) operating activities	119,430	(96,251)	(2,860)	—	20,319

Cash provided by (used in) operating activities	153,525	11,076	567	—	165,168

Cash Flows from investing activities:
Purchases of property, plant and equipment, net	(4,567)	(28,548)	(1,199)	—	(34,314)
Acquisitions of metals service centers and net asset purchases of metals service centers, net of cash acquired	(94,383)	—	—	—	(94,383)
Intercompany loan repayments (advances), net	(24,177)	—	—	24,177	—
Other investing activities, net	1,191	—	—	—	1,191

Cash provided by (used in) investing activities	(121,936)	(28,548)	(1,199)	24,177	(127,506)

Cash Flows from financing activities:
Net borrowings (repayments) of long-term debt	(23,200)	(7,181)	—	—	(30,381)
Dividends paid	(9,220)	—	—	—	(9,220)
Intercompany borrowings (repayments)	—	21,599	2,578	(24,177)	—
Other financing activities	835	—	—	—	835

Cash provided by (used in) financing activities	(31,585)	14,418	2,578	(24,177)	(38,766)
Effect of exchange rate changes on cash and cash equivalents	—	—	(136)	—	(136)

Increase (decrease) in cash and cash equivalents	4	(3,054)	1,810	—	(1,240)
Cash and cash equivalents at beginning of period	(10,637)	21,083	1,213	—	11,659

Cash and cash equivalents at end of period	$(10,633)	$18,029	$3,023	$—	$10,419